   As filed with the Securities and Exchange Commission on November 17, 1995
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[x]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             CGM Mutual Fund Series
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

  [ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

  (1)      Title of each class of securities to which transaction applies:
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  (2)      Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth, the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
  (4)      Proposed maximum aggregate value of transaction:
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  (5)      Total fee paid:
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  [x]      Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
  [ ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)      Amount Previously Paid:
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  (2)      Form, Schedule or Registration Statement No.:
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  (3)      Filing Party:
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  (4)      Date Filed:
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

[FENCER LOGO]    THE CGM FUNDS                 CGM CAPITAL DEVELOPMENT FUND
                                               CGM MUTUAL FUND
                                               CGM FIXED INCOME FUND
                                               CGM AMERICAN TAX FREE FUND
                                               CGM REALTY FUND


                                               Post Office Box 449
                                               Boston, Massachusetts 02117
                                               800-345-4048 * 617-859-7295 (fax)

November 17, 1995

Dear Shareholder:

Enclosed is a Proxy Statement for CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund (collectively, the "Funds"), along with Proxy Cards for each Fund in which you own shares. Please complete and return each Proxy Card as soon as possible.


The enclosed Proxy Statement describes two proposals that will be presented to shareholders on December 29, 1995 at a Special Meeting. Proposal 1 requests approval of an investment advisory agreement between each Fund and Capital Growth Management Limited Partnership ("CGM"), with no change from the terms of the existing agreements or fee arrangements and no change in operations or management of the Funds. Proposal 2 requests shareholder ratification of the selection of Price Waterhouse LLP as the independent accountants for the Funds for the year ending December 31, 1995. The Boards of Trustees of the Funds unanimously recommend that you vote in favor of each proposal described in the proxy statement.

As described in the Proxy Statement, Proposal 1 is submitted to shareholders because a contemplated merger of New England Mutual Life Insurance Company (which indirectly owns a limited partnership interest in CGM) with Metropolitan Life Insurance Company is being treated as if it would result in a termination of the existing advisory agreements between CGM and each Fund. Under Proposal 1 the Funds would continue to operate, following the merger, under arrangements identical to those that are in effect immediately prior to the merger and include the same fee arrangements. The merger will not result in any change in the management of CGM or in the personnel providing advisory services to the Funds.


Even if you plan to attend the Special Meeting, please vote by completing, signing and returning each Proxy Card as soon as possible. Your vote is important. If you have any questions, please call us at 1-800-598-0728.

Sincerely,

/s/ Robert L. Kemp
    Robert L. Kemp
    President

                         CGM CAPITAL DEVELOPMENT FUND
                               CGM MUTUAL FUND
                            CGM FIXED INCOME FUND
                          CGM AMERICAN TAX FREE FUND
                               CGM REALTY FUND

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                              DECEMBER 29, 1995

To the Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders of CGM Capital Development Fund and the CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund series of the CGM Trust will be held at the offices of Goodwin, Procter & Hoar, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on December 29, 1995 at 2 p.m. (Eastern Standard Time) for the following purposes:


    1. To approve an Advisory Agreement between each of CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund (each a "Fund" and collectively the "Funds") and Capital Growth Management Limited Partnership (with no change from the terms of the existing agreements or fee arrangements and no change in operations or management of the Funds);

    2. To ratify the selection of Price Waterhouse LLP as the Funds' independent accountants for the fiscal year ending December 31, 1995; and

    3. To consider and act upon any other matter incidental to the foregoing purposes and any other matters which may properly come before the Special Meeting or any adjournment or postponement thereof.

    Shareholders of record at the close of business on October 31, 1995 are entitled to receive notice of and to vote at the Special Meeting.
                        By order of the President,
                        LESLIE A. LAKE, Secretary
November 17, 1995

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                            YOUR VOTE IS IMPORTANT
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PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED
STAMPED ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                         CGM CAPITAL DEVELOPMENT FUND
                               CGM MUTUAL FUND
                            CGM FIXED INCOME FUND
                          CGM AMERICAN TAX FREE FUND
                               CGM REALTY FUND


                               PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Trustees") of CGM Capital Development Fund and CGM Trust for use at the Special Meeting of Shareholders (the "Special Meeting") of the CGM Capital Development Fund and the CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund series of the CGM Trust to be held at the offices of Goodwin, Procter & Hoar, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on December 29, 1995 at 2 p.m. (Eastern Standard Time). CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund are each referred to in their proxy statement as a "Fund" and collectively as the "Funds." CGM Trust and CGM Capital Development Fund are also each referred to in this Proxy Statement as a "Trust" collectively as the "Trusts."

    As more fully described in this Proxy Statement, the Special Meeting has been called for the following purposes:

    1. To approve a new Advisory Agreement between each Fund and Capital Growth Management Limited Partnership ("CGM") (with no change from the terms of the existing agreements or fee arrangements and no change in operations or management of the Funds);


    2. To ratify the selection of Price Waterhouse LLP ("Price Waterhouse") as the Funds' independent accountants for each Trust for the fiscal year ending December 31, 1995; and


    3. To consider and act upon any other matter incidental to the foregoing purposes and any other matters which may properly come before the Special Meeting or any adjournment or postponement thereof.

    Each shareholder of record on October 31, 1995 is entitled to one vote for each share of beneficial interest held as of that date. As of that date, there were issued and outstanding 18,267,398 shares of CGM Capital Development Fund, 38,595,112 shares of CGM Mutual Fund, 2,841,418 shares of CGM Fixed Income Fund, 1,214,963 shares of CGM American Tax Free Fund and 4,041,269 shares of CGM Realty Fund.

    This Proxy Statement and the accompanying proxies are being mailed to shareholders of each of the Funds on or about November 17, 1995. The financial statements of each Fund for the fiscal year ended December 31, 1994 are included in such Fund's annual report, which have previously been sent to shareholders. In addition, each Fund has furnished its shareholders with unaudited financial information as of the end of each fiscal quarter during 1995. CGM Trust and CGM Capital Development Fund will furnish upon request and without charge to any shareholder a copy of each Fund's annual report and semi-annual report. Requests should be addressed to The CGM Funds, P.O. Box 449, Boston, MA 02117-0449 or can be made by calling CGM at 1-800-598-0728.


    Shareholders of each Fund will vote separately with respect to Proposal 1 and approval of Proposal 1 with respect to each Fund will require an affirmative vote of the lesser of (1) more than 50% of its outstanding shares or (2) 67% or more of its shares represented at the Special Meeting at which more than 50% of the outstanding shares are present in person or by proxy (a "Majority Vote"). Shareholders of each of the Funds of CGM Trust will vote together as a single class, but separately from shareholders of CGM Capital Development Fund, on Proposal 2 and approval of Proposal 2 will require a majority vote of the shares of each Trust present and voting at the Meeting.

    Forty percent of the shares entitled to vote at the Special Meeting present in person or represented by proxy constitutes a quorum. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist the Funds in obtaining a quorum but will have the practical effect of a "No" vote for purposes of obtaining the requisite vote for approval of Proposal 1 and Proposal 2.


    In the event a quorum is not present in person or by proxy at the Special Meeting, or in the event a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such proposal for adjournment will require the vote of a majority of those shares represented at the Special Meeting in person or by proxy. A vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present and sufficient votes have been received for approval.

    At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Fund(s) in which the signer holds shares, by properly executing a later-dated proxy, or by attending the Special Meeting, requesting return of any previously delivered proxy and voting in person. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Funds and employees of CGM and third-party solicitation agents. All costs incurred in connection with the Special Meeting, will be paid by CGM. CGM has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies. It is anticipated that the cost of the services provided by D.F. King & Co., Inc. in connection with the Special Meeting will be approximately $70,000.

                PROPOSAL 1 -- APPROVAL OF ADVISORY AGREEMENTS


    CGM is the registered investment adviser that serves as investment adviser to CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund, pursuant to advisory agreements dated September 1, 1993, September 1, 1993, September 1, 1993, November 8, 1993 and April 28, 1994, respectively. The current advisory agreements for the Funds are referred to in this Proxy Statement as the "Existing Advisory Agreements."

    CGM is a Massachusetts limited partnership organized on December 7, 1989. CGM has one general partner Kenbob, Inc. ("Kenbob") which currently holds a 45.0% general partnership interest in CGM. New England Investment Companies, L.P. ("NEIC") is a limited partnership, the general partner of which is a wholly owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The New England holds a majority of the limited partnership interests in NEIC. NEIC currently holds a limited partnership interest in CGM of 53.8%. Two additional employees of CGM, who are neither officers nor trustees of the Funds, hold a limited partnership interest in CGM of 1.2% in the aggregate. Under the terms of the limited partnership agreement, the limited partners have no power with respect to the operations of CGM and no right to remove or replace the general partner of CGM.

    In August 1995, The New England and Metropolitan Life Insurance Company ("Metropolitan Life") entered into an agreement providing for the merger of The New England into Metropolitan Life (the "Transaction"). It is not known when or whether the transaction will occur; it is currently expected to occur no earlier than the first calendar quarter of 1996. The Transaction will not result in any change in the personnel, operations or financial conditions of CGM or in any changes in the investment approaches or styles of CGM with respect to the Funds. However, as a result of the Transaction, Metropolitan Life would become the owner (directly or through a wholly owned subsidiary) of The New England's limited partnership interest in NEIC. Because NEIC currently owns more than 25% of the limited partnership interests of CGM, an issue has arisen as to whether the Transaction may be deemed to result in a technical "change in control" of CGM.

    As required by the Investment Company Act of 1940, as amended (the "1940 Act"), each of the Existing Advisory Agreements between the Funds and CGM provides for its automatic termination upon its assignment. The 1940 Act defines "assignment" to include any direct or indirect transfer of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. There is a presumption under the 1940 Act that ownership of 25% or more of the voting securities of a company constitutes control. CGM, upon advice of its counsel, believes that NEIC's interests in CGM are not "voting securities" and, therefore, that the Transaction does not result in a "change in control" of CGM; however, the issue is not free from doubt, and for this reason the Transaction is being treated as if it were resulting in a change in control of CGM. Accordingly, Proposal 1 asks shareholders to approve a new advisory agreement with respect to each Fund (such new advisory agreements being referred to in this Proxy Statement as the "Proposed Advisory Agreements" and, together with each Existing Advisory Agreements, the "Advisory Agreements"). Each of the Proposed Advisory Agreements will become effective, if approved by shareholders, upon the occurrence of the Transaction. Each of the Proposed Advisory Agreements is identical to the corresponding Existing Advisory Agreements (with the exception of the dates of effectiveness and termination) and the Proposed Advisory Agreements do not effect any change in personnel or operations from the Existing Advisory Agreements. A form of Proposed Advisory Agreement applicable to CGM Capital Development Fund is attached hereto as Exhibit A and a form of Proposed Advisory Agreement applicable to each other Fund is attached hereto as Exhibit B.


    THE EFFECT OF PROPOSAL 1 IS THAT THE FUNDS WOULD CONTINUE TO OPERATE, FOLLOWING THE TRANSACTION, UNDER ARRANGEMENTS IDENTICAL TO THOSE THAT ARE IN EFFECT IMMEDIATELY PRIOR TO THE TRANSACTION. PROPOSAL 1 WILL NOT RESULT IN ANY CHANGE IN CGM OR IN THE PERSONNEL PROVIDING ADVISORY SERVICES TO THE FUNDS OR IN THE FEES PAYABLE BY THE FUNDS.


    THE BOARDS OF TRUSTEES OF EACH OF THE FUNDS, INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT INTERESTED PERSONS WITHIN THE MEANING OF THE 1940 ACT (THE "INDEPENDENT TRUSTEES"), RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE FOR THE APPROVAL OF THE ADVISORY AGREEMENTS BETWEEN EACH FUND AND CGM.


DESCRIPTION OF THE ADVISORY AGREEMENTS.

    The following discussion of the Advisory Agreements is qualified in its entirety by reference to the text of the Proposed Advisory Agreement as set forth in Exhibits A and B. The Proposed Advisory Agreements are identical to the Existing Advisory Agreements in all respects (except the dates of effectiveness and termination).

    The Advisory Agreements provide that CGM shall manage the investment and reinvestment of the assets of each Fund, subject to the supervision and control of the Board of Trustees of CGM Capital Development Fund or CGM Trust, as the case may be. The Advisory Agreements also provide that CGM shall furnish to the Funds or pay the expenses of the Funds for the following with respect to each Fund:

        (a) office space, facilities and equipment;

        (b) necessary executive and other personnel for managing the affairs of the Fund (exclusive of (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and related clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for Securities and Exchange Commission compliance and (iii) services related to and to be performed under contract for custodial, transfer, dividend and other services by the bank selected to perform such services); and


        (c) compensation of Trustees of each of CGM Capital Development Fund and CGM Trust who are partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies).

    Under the Advisory Agreements, each Fund is obligated to pay all its expenses other than those paid by CGM as set forth above, including taxes and charges for auditing and legal services, fees of the custodian and transfer agent, expenses of shareholder and Trustees meetings, registration, filing and other fees in connection with requirements of regulatory authorities, and the printing and mailing of reports to shareholders.

    The following is a summary of the annual rate of compensation payable to CGM by each Fund, respectively.


                                 CONTRACTUAL ANNUAL RATES OF COMPENSATION TO CGM
     FUND                        (BASED ON EACH FUND'S AVERAGE DAILY NET ASSETS)
------------------------         -----------------------------------------------


CGM Capital Development                   0.75% of the first $200,000,000;
  Fund                                    0.70% of the next $300,000,000; and
                                          0.65% of such assets in excess of
                                            $500,000,000.

CGM Mutual Fund                           0.75% of the first $200,000,000;
                                          0.70% of the next $300,000,000; and
                                          0.65% of such assets in excess of
                                            $500,000,000.

CGM Fixed Income Fund                     0.55% of the first $200,000,000;
                                          0.45% of the next $300,000,000; and
                                          0.35% of such assets in excess of
                                            $500,000,000.


CGM American Tax Free                     0.60% of the first $500,000,000;
  Fund                                    0.55% of the next $500,000,000; and
                                          0.45% of such assets in excess of
                                            $1,000,000,000.

CGM Realty Fund                           .085% of the first $500,000,000;
                                          .075% of such assets in excess of
                                            $500,000,000.


    The following table is a summary of the advisory fees paid to CGM by each of the Funds for the fiscal year ended December 31, 1994 and the Net Assets of the Funds at September 30, 1995:


                                            1994          NET ASSETS AS OF
                 FUND                  ADVISORY FEES     SEPTEMBER 30, 1995
-----------------------------          -------------     ------------------
CGM Capital Development Fund             $3,539,323        $  502,217,744
CGM Mutual Fund                          $7,523,197        $1,172,896,966
CGM Fixed Income Fund(1)                 $   0             $   31,176,336
CGM American Tax Free Fund(2)            $   0             $   11,361,518
CGM Realty Fund(3)                       $   0             $   42,595,394

---------------
(1) With respect to CGM Fixed Income Fund, CGM has voluntarily agreed, until December 31, 1995 and thereafter until further notice to CGM Fixed Income Fund, to limit its management fees, and, if necessary, to bear certain expenses associated with the operation of CGM Fixed Income Fund in order to limit the Fund's total operating expenses to an annual rate of 0.85% of the Fund's average daily net assets.

(2) CGM has voluntarily agreed, until December 31, 1995 and thereafter until further notice to CGM American Tax Free Fund, to waive its management fees and bear all of the expenses thereof.

(3) CGM voluntarily agreed to waive its advisory fee for services to the CGM Realty Fund from May 13, 1994 through December 31, 1994. CGM has voluntarily agreed until December 31, 1995 and thereafter until further notice to CGM Realty Fund, to limit its management fees and, if necessary, to bear certain expenses associated with operating the Fund, in order to limit the Fund's total operating expenses to an annual rate of 1% of the Fund's average daily net assets.

    Each of the Advisory Agreements provides that it will continue in effect for an initial term of two years from the date of its execution, and thereafter from year to year so long as its continuance is approved at least annually (i) by the Trustees of the Fund or by a Majority Vote of shareholders of the Fund, and (ii) by vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for that purpose. Any amendment to the Advisory Agreements must be approved by a Majority Vote of shareholders of the Fund and by vote of a majority of the Independent Trustees of the Trusts. Each Advisory Agreement may be terminated without penalty by vote of the Board of Trustees of the respective Trust or by a Majority Vote of shareholders of the Fund on sixty days' written notice to CGM or by CGM on ninety days' written notice to the Fund, and will terminate automatically if assigned. The Advisory Agreements provide that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


    The Advisory Agreements provide that, upon termination by either party or upon violation of any provision by the respective Trust, such Trust will, at the request of CGM made within sixty days after CGM has knowledge of such termination or violation, change its name so as to eliminate all reference to "Capital Growth Management" or "CGM."


    A majority of the Trustees of each of CGM Capital Development Fund and CGM Trust, including the Independent Trustees, most recently approved the Existing Advisory Agreements between CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund and CGM American Tax Free Fund, respectively, and CGM on April 27, 1995 and the Existing Agreement between CGM Realty Fund and CGM on April 28, 1994. The Existing Advisory Agreements with respect to CGM Capital Development Fund, CGM Mutual Fund and CGM Fixed Income Fund were approved by shareholders of those Funds on August 19, 1993 in connection with a change in control resulting from the contribution by The New England to NEIC (which was then known as Reich & Tang, L.P.) of certain assets of one of its subsidiaries (including an interest in CGM) and the simultaneous conversion of NEIC's interest in CGM from a general partnership interest to a limited partnership interest. The Existing Advisory Agreement with respect to CGM American Tax Free Fund was approved by shareholders of that Fund on November 10, 1993 prior to the commencement of operations and the Existing Advisory Agreement with respect to CGM Realty Fund was approved by shareholders of that Fund on May 12, 1994 prior to the commencement of operations. The Proposed Advisory Agreements will be executed and become effective on the later of the date the Transaction is consummated or the approval of the Proposed Advisory Agreements by shareholders.


REVIEW PROCESS OF THE TRUSTEES

    At the meeting of the Board of Trustees of each of the Trusts held on October 26, 1995, the respective Trustees approved the Proposed Advisory Agreement for each Fund and recommended that the Proposed Advisory Agreements be submitted to shareholders for approval. In connection with such approvals, the Independent Trustees of the respective Trusts, acting as a committee of the respective Boards of Trustees (the "Committees"), received information from CGM for the use of each such Committee in reviewing the Proposed Advisory Agreements. During the review process the Committee consulted with each Trust's legal counsel, Goodwin, Procter & Hoar, which also serves as counsel to the Independent Trustees of the respective Trusts.

    The Committees examined the nature, quality and scope of the services provided to each Fund by CGM and noted that they are not expected to change as a result of the Transaction. The Committees considered CGM's qualifications to act as investment adviser to the Funds in terms of the ability of its personnel, the quality and extent of the investment advisory and other services rendered to each Fund by CGM, and CGM's commitment to its mutual fund advisory activities. Among other things, the Committees reviewed information relating to the performance of each Fund relative to the performance of other funds with comparable objectives and polices. The Committees considered the fact that the Funds' advisory fee rates will not change as a result of the Transaction. The Committees considered the profitability to CGM of its relationship with the Funds (which is not expected to change as a result of the Transaction). In this regard, the Committees considered the advisory fees paid by each Fund as well as other benefits which CGM derives from its relationship with each Fund. The Committees considered the impact of the Transaction on the ability of CGM to manage the Funds and noted that all of the investment management personnel of CGM who currently have responsibility for the management of each Fund will retain such responsibility following the Transaction. The Committees noted that there is no change in the advisory personnel, policies, fees, operations or portfolio management expected as a result of or in connection with the Transaction. The Committees determined that the Transaction would not have any effect on the ability of CGM to perform its obligations under the Proposed Advisory Agreements.


CONCLUSIONS, ACTION OF THE BOARDS OF TRUSTEES AND RECOMMENDED
SHAREHOLDER ACTION

    The Committees and the Boards of Trustees have concluded that it is appropriate to continue to engage CGM as investment adviser to each Fund following the Transaction and that the proposed fee rate and the other provisions of each Proposed Advisory Agreement are fair and reasonable. The Trustees of each of the Funds, including the respective Independent Trustees thereof, have voted to approve the Proposed Advisory Agreement with respect to each Fund. The Boards of Trustees recommend that shareholders vote FOR approval of the Proposed Advisory Agreement. If the shareholders of any Fund do not approve the Proposed Advisory Agreement, the Trustees of such Fund will consider any alternative actions that they may regard as appropriate and in the best interests of that Fund.


OWNERSHIP AND MANAGEMENT OF CGM AND RELATED MATTERS

    CGM currently has one general partner, Kenbob, Inc. ("Kenbob"). Kenbob is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. Messrs. Kemp and Heebner are employees of CGM, and are officers and Trustees of both CGM Capital Development Fund and CGM Trust. Messrs. Kemp and Heebner are the directors of Kenbob and also serve as President and Chairman, respectively, of Kenbob. The address of CGM and of Kenbob is One International Place, Boston, Massachusetts 02110.

    Kenbob purchased an initial 23.874% interest in CGM's profits and losses (subject to certain further payments (the "Special Allocation")) from Loomis Sayles & Company Incorporated ("Loomis Sayles") in 1990 for a cash payment of $4,340,727 and an additional amount of $589,506 payable in four installments through March 31, 1994. The capital growth management division of Loomis Sayles, an indirect subsidiary of The New England, had served as investment adviser to CGM Capital Development Fund and CGM Mutual Fund prior to March 10, 1990, when such division was reorganized to create CGM. CGM is governed by an agreement of limited partnership (the "Partnership Agreement") which sets forth the rights and responsibility of the partners as well as certain operational issue. The Partnership Agreement also obligates Kenbob to purchase each year from NEIC a portion of NEIC's interest in CGM's profits and losses (excluding the amount of the Special Allocation), until such time as the combined interest of NEIC has been reduced to 50% of CGM's profits and losses (the "Minimum Ownership Percentage"). The price of this interest is 9% of CGM's annual earnings (after certain adjustments) for each 1% interest in CGM's profits and losses. Pursuant to these provisions, on April 28, 1994, Kenbob paid NEIC $4,745,613 for an additional 4.129% interest in CGM's profits and losses and on April 30, 1995 Kenbob paid NEIC $4,711,821 for an additional 3.76% interest in CGM's profits and losses. Currently, Kenbob holds a 45.0% interest in CGM's profits and losses while NEIC holds a 53.8% interest in such profits and losses.


    The general partner of NEIC is New England Investment Companies, Inc. ("NEIC-GP"), a wholly owned subsidiary of The New England. The address of each of NEIC and NEIC-GP is 399 Boylston Street, Boston, Massachusetts 02116 and the address of The New England is 501 Boylston Street, Boston, Massachusetts 02116. Following the Transaction, NEIC-GP will be a wholly owned subsidiary of Metropolitan Life. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients. The address of Metropolitan Life is One Madison Avenue, New York, New York 10010.


    The following table lists persons who are officers or Trustees of the Trusts who are also employees of CGM. CGM has no officers or directors because it is organized as a limited partnership.

                                    POSITION WITH            POSITION WITH
           NAME               CAPITAL DEVELOPMENT FUND         CGM TRUST
---------------------------  ---------------------------  --------------------

Robert L. Kemp               Trustee and President        Trustee and
                                                          President
G. Kenneth Heebner           Trustee and Vice President   Trustee and Vice
                                                            President
Kathleen S. Haughton         Vice President               Vice President
Leslie A. Lake               Vice President and           Vice President and
                               Secretary                    Secretary
Martha I. Maguire            Vice President               Vice President
Janice H. Saul                           --               Vice President
Mary L. Stone                Assistant Vice President     Assistant Vice
                                                            President
Frank N. Strauss             Treasurer                    Treasurer
W. Dugal Thomas              Vice President               Vice President

OTHER INVESTMENT COMPANY PORTFOLIOS ADVISED BY CGM

    In addition to serving as investment adviser to the Funds, CGM serves as investment adviser to the following investment company portfolios for which CGM received the following fees for the year ended December 31, 1994:

                                                                            CONTRACTUAL ANNUAL
                                                                          RATES OF COMPENSATION
                                               TOTAL NET                     TO CGM (BASED ON
                                              ASSETS AS OF                 EACH FUND'S AVERAGE
INVESTMENT COMPANY PORTFOLIO               SEPTEMBER 30, 1995               DAILY NET ASSETS)
----------------------------               ------------------               ------------------
TNE Growth Fund                              $1,208,685,000        0.75% of the first $200,000,000;
                                                                   0.70% of the next $300,000,000; and
                                                                   0.65% of such assets in excess
                                                                     of $500,000,000.
New England Variable Annuity Fund            $   61,430,000        0.3066% of such assets.
New England Zenith Fund
  (Capital Growth Series)                    $  903,503,000        0.70% of the first $200,000,000;
                                                                   0.65% of the next $300,000,000; and
                                                                   0.60% of such assets in excess
                                                                     of $500,000,000.

    CGM also provides investment advisory services to other institutional clients as well as certain private investment accounts.


    Various officers and Trustees of the Trusts may also serve as officers, directors or trustees of other investment companies or other corporate or fiduciary clients which CGM advises. The other investment companies and clients served by CGM may sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients of CGM (which may include accounts of The New England and its affiliates), desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the Trustees that the desirability of continuing to engage CGM as adviser for the Funds following the Transaction outweighs the disadvantages, if any, which might result from these practices.

                       2. RATIFICATION OF SELECTION OF
                           INDEPENDENT ACCOUNTANTS


    The Boards of Trustees of CGM Capital Development Fund and CGM Trust, including a majority of the Independent Trustees of each Trust, has selected Price Waterhouse as the independent accountants for CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund for the fiscal year ending December 31, 1995. At the Special Meeting, shareholders of the Funds are being asked to ratify the selection of Price Waterhouse to perform audit services for each of the Funds. A representative of Price Waterhouse is not expected to attend the Special Meeting but will be available to participate by telephone during the Special Meeting.


    Price Waterhouse has been the independent accountants for each of the Funds for the fiscal year ended December 31, 1994. Price Waterhouse has no relationship to any of the Funds, material or otherwise, other than serving as its independent accountants. The services provided by Price Waterhouse consist of examination of each Fund's annual financial statements and limited review of each Fund's unaudited semi-annual and quarterly financial statements, assistance in the preparation of each Fund's federal and state income tax returns and consultation with the Funds as to matters of accounting and federal and state income taxation, and assistance and consultation in connection with Securities and Exchange Commission filings.


    THE BOARDS OF TRUSTEES OF EACH OF THE FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE FOR RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995.


                              3. OTHER BUSINESS

    In the event that sufficient votes in favor of the foregoing proposals are not received by December 29, 1995, the persons named as proxies may vote on those matters as to which sufficient votes have been received and may propose one or more adjournments or postponements of the Special Meeting to a later date to permit further solicitation of proxies for any or all of such items as to which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and voting at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the underlying proposal. They will vote against any such adjournment those proxies required to be voted against the underlying proposal and will not vote any proxies that direct them to abstain from voting on such underlying proposal.

    Although the Special Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters, unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the respective Trust.

    Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by each Fund a reasonable time before the Fund's solicitation of proxies in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.



                                                                     EXHIBIT A
                          FORM OF ADVISORY AGREEMENT
                       FOR CGM CAPITAL DEVELOPMENT FUND

    AGREEMENT made this      day of        , 199  by and between CGM CAPITAL
DEVELOPMENT FUND, a Massachusetts business trust (the "Fund"), and CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts partnership (the "Adviser").


                                 WITNESSETH:


    WHEREAS, the Fund and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;


    NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Fund and the Adviser agree as follows:

    1. The Fund hereby employs the Adviser to manage the investment and reinvestment of the assets of the Original Series of the Fund (the "Series") and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Fund. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:

        (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objective and policies;

        (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and

        (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

    3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

    4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Fund at the Adviser's own expense or pay the expenses of the Fund for the following:

        (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

        (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and

        (c) compensation, if any, of Trustees of the Fund who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

    5. Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Fund for:

        (a) any of the costs of printing and distributing the items referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Fund and its principal underwriter in effect from time to time relating to distribution of shares of the Series;

        (b) compensation of Trustees of the Fund who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

        (c) registration, filing and other fees in connection with requirements of regulatory authorities;

        (d) the charges and expenses of the Custodian appointed by the Fund for custodial services;

        (e) charges and expenses of independent accountants retained by the Fund;

        (f) charges and expenses of any transfer agents, paying agents, plan agents and registrars appointed by the Fund;

        (g) brokers, commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

        (h) taxes and fees payable by the Fund to Federal, State or other governmental agencies;

        (i) the cost of certificates representing shares of the Series;

        (j) expenses of meetings of shareholders and Trustees of the Fund;

        (k) charges and expenses of legal counsel retained by the Fund;

        (l) interest, including interest on borrowings by the Fund;

        (m) the cost of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses with respect to shares of the Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or to the shareholders thereof; and

        (n) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses with respect to the Series.

    6. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.


    7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Fund shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series' average daily net assets set forth in the following chart:

         ANNUAL               AVERAGE DAILY
    PERCENTAGE RATE       NET ASSET VALUE LEVELS
       ---------        --------------------------
         0.75%          the first $200 million
         0.70%          the next $300 million
         0.65%          in excess of $500 million

Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

    8. If the total of all ordinary business expenses of the Series or the Fund as a whole (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) for any fiscal year exceeds the lowest applicable percentage of average net assets limitation prescribed by any state in which shares of the Series are qualified for sale, the total fee otherwise due the Adviser for such fiscal year pursuant to section 7 hereof shall be reduced by the amount of such excess belonging to the Series, and, if, after giving effect to such reduction, the total of all ordinary business expenses continues to exceed any such applicable limitation, the Adviser shall pay any such continuing excess belonging to the Series; provided, however, that the Adviser will not reduce its fees nor pay any such expenses to an extent or under circumstances which would result in the inability of the Series to qualify as a regulated investment company under the Internal Revenue Code. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

    9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.

    10. The Adviser consents to the use by the Fund of the name "CGM Capital Development Fund" or other names embodying the words "Capital Growth Management" or "CGM" in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund at any time or in any place for any purposes or under any conditions except as in this paragraph provided.


    Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, it will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to "Capital Growth Management" or "CGM" and will not thereafter transact any business in a name containing "Capital Growth Management" or "CGM" in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name "Capital Growth Management" or "CGM" or any other reference to the Adviser. Such covenants on the part of the Fund shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

    11. This Agreement shall become effective as of the date of its execution, and


        (a) unless otherwise terminated, after two years from the date of its execution this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

        (b) this Agreement may at any time be terminated on sixty days written notice to the Adviser either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;


        (c) this Agreement shall automatically terminate in the event of its assignment;


        (d) this Agreement may be terminated by the Adviser on ninety days written notice to the Fund.


    Termination of this Agreement pursuant to this section 11 shall be without payment of any penalty.

    12. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.


    13. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust.


    14. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                  CGM CAPITAL DEVELOPMENT FUND


                  By: --------------------------------------------------------
                      [Title]



                  CAPITAL GROWTH MANAGEMENT
                  LIMITED PARTNERSHIP


                  By: --------------------------------------------------------
                      [Title], Kenbob, Inc.,
                      General Partner


    A copy of the Agreement and Declaration of Trust establishing CGM Capital Development Fund is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.


                                                                     EXHIBIT B
                                   FORM OF
                       ADVISORY AGREEMENT FOR CGM TRUST

    AGREEMENT made this      day of        , 199  by and between CGM TRUST, a
Massachusetts business trust (the "Trust"), with respect to its [name of series] series (the "Series"), and CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts partnership (the "Adviser").


                                 WITNESSETH:

    WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;

    NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust and the Adviser agree as follows:


    1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:


        (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objective and policies;


        (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and

        (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

    3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.

    4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Trust at the Adviser's own expense or pay the expenses of the Trust for the following:

        (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

        (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and

        (c) compensation, if any, of Trustees of the Trust who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

    5. Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:

        (a) any of the costs of printing and distributing the items referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Trust and its principal underwriter in effect from time to time relating to distribution of shares of the Series;

        (b) compensation of Trustees of the Trust who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

        (c) registration, filing and other fees in connection with requirements of regulatory authorities;

        (d) the charges and expenses of the Custodian appointed by the Trust for custodial services;

        (e) charges and expenses of independent accountants retained by the Trust;

        (f) charges and expenses of any transfer agents, paying agents, plan agents and registrars appointed by the Trust;

        (g) brokers, commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

        (h) taxes and fees payable by the Trust to Federal, State or other governmental agencies;

        (i) the cost of certificates representing shares of the Series;

        (j) expenses of meetings of shareholders and Trustees of the Trust;

        (k) charges and expenses of legal counsel retained by the Trust;

        (l) interest, including interest on borrowings by the Trust;

        (m) the cost of services, including services of counsel, required in connection with the preparation of the Trust's registration statements and prospectuses with respect to shares of the Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities, to the extent that any such materials relate to the Series or to the shareholders thereof; and

        (n) the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses with respect to the Series.

    6. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.


    7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series' average daily net assets set forth in the following chart:(4)

     ANNUAL                               AVERAGE DAILY
 PERCENTAGE RATE                     NET ASSET VALUE LEVELS
----------------------               -----------------------------------

[CGM Mutual Fund                     0.75% of the first $200,000,000;
                                     0.70% of the next $300,000,000; and
                                     0.65% of such assets in excess of
                                       $500,000,000.]

[CGM Fixed Income Fund               0.55% of the first $200,000,000;
                                     0.45% of the next $300,000,000; and
                                     0.35% of such assets in excess of
                                       $500,000,000.]

[CGM American Tax Free               0.60% of the first $500,000,000;
  Fund                               0.55% of the next $500,000,000; and
                                     0.45% of such assets in excess of
                                       $1,000,000,000.]

[CGM Realty Fund                     .085% of the first $500,000,000; and
                                     .075% of such assets in excess of
                                       $500,000,000.]

---------------
(4) Each Series of the Trust will enter into a separate advisory agreement with CGM in this form.


Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Trust's obligation to pay such compensation is binding only on the assets and property belonging to the Series.


    8. If the total of all ordinary business expenses of the Series or the Trust as a whole (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) for any fiscal year exceeds the lowest applicable percentage of average net assets limitation prescribed by any state in which shares of the Series are qualified for sale, the total fee otherwise due the Adviser for such fiscal year pursuant to section 7 hereof shall be reduced by the amount of such excess belonging to the Series, and, if, after giving effect to such reduction, the total of all ordinary business expenses continues to exceed any such applicable limitation, the Adviser shall pay any such continuing excess belonging to the Series; provided, however, that the Adviser will not reduce its fees nor pay any such expenses to an extent or under circumstances which would result in the inability of the Series to qualify as a regulated investment company under the Internal Revenue Code. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Trust shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Trust or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Trust or the Series, as the case may be.

    9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.


    10. The Adviser consents to the use by the Trust of the names "CGM Trust" and "[name of Series]," or other names embodying the words "Capital Growth Management" or "CGM" in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place for any purposes or under any conditions except as in this paragraph provided.

    Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, it will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to "Capital Growth Management" or "CGM" and will not thereafter transact any business in a name containing "Capital Growth Management" or "CGM" in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name "Capital Growth Management" or "CGM" or any other reference to the Adviser. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

    11. This Agreement shall become effective as of the date of its execution, and

        (a) unless otherwise terminated, after two years from the date of its execution this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

        (b) this, Agreement may at any time be terminated on sixty days written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

        (c) this Agreement shall automatically terminate in the event of its assignment;

        (d) this Agreement may be terminated by the Adviser on ninety days written notice to the Trust.

    Termination of this Agreement pursuant to this section 11 shall be without payment of any penalty.

    12. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.


    13. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Trust's Agreement and Declaration of Trust.


    14. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                  CGM TRUST on behalf of its
                  [name of Series]


                  By: --------------------------------------------------------
                      [Title]



                  CAPITAL GROWTH MANAGEMENT
                  LIMITED PARTNERSHIP


                  By: --------------------------------------------------------
                      [Title], Kenbob, Inc.,
                      General Partner


    A copy of the Agreement and Declaration of Trust establishing CGM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

[FENCER LOGO]   THE CGM FUNDS




Please mark, sign, date and return this proxy promptly      -------------------
using the enclosed envelope.                                 Date
-------------------------------------------------------------------------------


-------Shareholder sign here-----------------------Co-owner sign here----------





1.  To approve a new investment advisory agreement    For   Against     Abstain
    between the Fund and Capital Growth Management    [ ]     [ ]         [ ]
    Limited Partnership.

2.  To ratify the selection of Price Waterhouse LLP   For   Against     Abstain
    as independent accountants for the Trust for      [ ]     [ ]         [ ]
    the fiscal year ending December 31, 1995.

3.  To consider and act upon any matters incidental   For   Against     Abstain
    in the foregoing or any matters which may         [ ]     [ ]         [ ]
    properly come before the Special Meeting or any adjournment thereof.


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated with respect to Proposals 1 and 2, the undersigned's votes will be cast in favor of such matters.

Mark box at right if comments or address change have been
noted on the reverse side of this card.                                   [ ]

PLEASE READ BOTH SIDES OF THIS CARD. IF YOU RECEIVE MORE
THAN ONE CARD PLEASE RETURN EACH CARD.

PROXY                                                                    PROXY
                                    FORM OF
                         PROXY FOR BENEFICIAL INTEREST

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The signer(s) of this proxy hereby appoint G. Kenneth Heebner and Robert L. Kemp, and each of them, the attorneys and proxies of the signator with full power of substitution, to vote as indicated in this proxy, all of the shares of such Fund held in the signator's name at the close of business on October 31, 1995 at a special meeting of shareholders to be held at the offices of Goodwin, Procter & Hoar, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on December 29, 1995 at 2 p.m. (EST), and at any and all adjournments thereof, with all of the powers the signator would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated of the Proposals, as more fully described in the Proxy Statement for the Special Meeting. The signer(s) hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the Proxy Statement.

  ----------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
  ----------------------------------------------------------------------------
Signature(s) should be exactly as names(s) appear(s) on this proxy. If shares are held jointly, each holder should sign. (If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

------------------------------------    ----------------------------------------

------------------------------------    ----------------------------------------

------------------------------------    ----------------------------------------

                                   IMPORTANT

                     PLEASE RETURN YOUR PROXY IMMEDIATELY.

IN ORDER TO ASSURE A QUORUM BEING REPRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IMMEDIATELY. YOUR VOTE IS IMPORTANT AND WE APPRECIATE YOUR COOPERATION.

PLEASE CALL US AT 1-800-598-0728 IF YOU HAVE ANY QUESTIONS.

                                                                    CGM PROXY